CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                            OF THE SARBANES-OXLEY ACT

I, Jeffrey S. Thomas, Chief Executive Officer of Atlantic Whitehall Funds Trust (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:   Febuary 7, 2008              /s/ Jeffrey S. Thomas
     ----------------------          -------------------------------------------
                                     Jeffrey S. Thomas, Chief Executive Officer
                                     (principal executive officer)


I, Kenneth Kozanda, Chief Financial Officer of Atlantic Whitehall Funds Trust (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:   Febuary 7, 2008              /s/ Kenneth Kozanda
     ----------------------          -------------------------------------------
                                     Kenneth Kozanda, Chief Financial Officer
                                     (principal financial officer)